UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06565

H&Q Life Sciences Investors
(Exact name of registrant as specified in charter)

30 Rowes Wharf, Fourth Floor, Boston, MA			02110-3328
(Address of principal executive offices)			(Zip code)

30 Rowes Wharf, Fourth Floor, Boston, MA 02110-3328
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2005 to September 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(See Annual Report 9/30/06)

H&Q LIFE SCIENCES INVESTORS

Annual Report

  2  0  0  6

To our Shareholders:

On September 30, 2006, the net asset value ("NAV") per share of the Fund was $13.94. During the twelve-month period ended September 30, 2006, total return at net asset value of your Fund was -12.50%. During the most recent six-month period ended September 30, 2006, total return at net asset value of your Fund was -15.88%. The total investment return at market was -9.95% during the twelve-month period ended September 30, 2006 and was -18.68% during the six-month period ended September 30, 2006. Comparisons to relevant indices are listed below:

Investment Returns	Six months Ended 9/30/06	Fiscal Year Ended 9/30/06
Investment Return at Market	- 18.68%	- 9.95%
Net Asset Value	- 15.88%	- 12.50%
NASDAQ Biotech Index (NBI)	- 10.33%	- 3.90%
S&P 500 Index	+ 4.14%	+10.79%

The fiscal year ending September 30, 2006 has been a volatile one in the biotech and healthcare sectors as evidenced by the behavior of the NASDAQ Biotechnology Index (NBI). During the first five months of the fiscal year this index advanced notably. However, the index declined significantly in the following five months. This decrease was followed by a general upward trend in the index through year end. For the twelve-month period ended September 30, 2006, the index declined 3.9%. The market value and the NAV of your Fund declined more than the NBI. Furthermore, the Fund and the NBI Index trailed the broader S&P Index by a considerable amount.

We believe that the volatility of the NBI index (and your Fund's Stock and NAV performance) resulted from a combination of favorable and unfavorable events in the biotechnology and healthcare sectors. On a macro level, positive factors affecting the biotechnology/healthcare sectors included the appointment of a permanent FDA head and a warm reception to the Medicare Part D (prescription drug) benefit and Medicare Advantage (MA) programs by eligible beneficiaries. The healthcare information technology sub-sector has benefited from the appointment of a healthcare IT "czar."

Product related developments were among the most encouraging events in the biotechnology sector during the Fund's fiscal year. Sales growth of key products at Gilead Sciences, Inc. ("Gilead"), Celgene Corp. and Genentech, Inc., three of the sector's leading companies, were very impressive and were, in our opinion, drivers for the sector. The Fund maintains positions in these companies. Merger and acquisition activity was also an important factor for the Fund. Specifically, Gilead proposed to acquire two companies in which the Fund maintained significant positions. Gilead first acquired Corus Pharma, Inc., one of the Fund's venture holdings, in the fourth fiscal quarter and then announced its intention to acquire Myogen, Inc., a holding in HQL's public portfolio, just a few days after the completion of the fiscal year. In November 2006, Gilead completed its acquisition of Myogen, Inc. Merger and acquisition activity has continued as the 2007 fiscal year has commenced.

During the fiscal year, significant positive contributors to return included long term holdings Gilead Sciences, Inc. and IDEXX Laboratories, Inc. as well as several more recent acqusitions including Align Technology, Inc., Medarex, Inc. and Nuvelo, Inc. The significant underperformance of HQL relative to the NBI was in no small part due to the poor performance of six holdings. Four of the six, Critical Therapeutics, Inc., EPIX Pharmaceuticals, Inc., Nitromed, Inc. and Zix Corp. each had products that either failed to obtain FDA approval or failed to reach expected adoption/market penetration during the fiscal year. In addition, Rigel Pharmaceuticals, Inc., a development stage biotech company, had an unsuccessful clinical trial for its asthma drug. Impax Laboratories, Inc., a manufacturer of differentiated generics, has been beset with auditing/accounting problems.

The Fund's recent rights offering was successfully completed with approximately 5.6 million shares issued at a subscription price of $12.82 leading to proceeds of over $71 million. However, this issuance had a dilutive impact on existing shares.

During the twelve-month period ended September 30, 2006, within the public portfolio, the Fund established positions in several companies including Amgen, Inc., Genetech, Inc., Medarex, Inc., Nektar Therapeutics, and United Therapeutics Corp. During the same twelve-month period the Fund exited its position in several companies including Affymetrix, Inc., Applera Corporation – Celera Genomics Group, Intralase Corporation, Molecular Devices Corporation, and Nuvelo, Inc.

During the same twelve-month period, within the venture portfolio, the Fund established a position in Cougar biotechnology, Inc. and Matritech, Inc. and made a follow-on investment in Xanthus Life Sciences, Inc. The Fund increased its position in Ceres, Inc. by participating in a cashless exercise of warrants. The Fund also exited its venture position in Corus Pharma, Inc. when it was acquired by Gilead Sciences, Inc.

We continue to believe that the healthcare sector provides significant opportunity for investment. As the population continues to age, healthcare expenditures increase as patients get older. In addition, increased incidence of diabetes, obesity and other disease continues to demand more therapies in which the Fund should be able to continue to invest.

As always, if you have questions, please feel free to call us at 617-772-8500. Thank you.

Daniel R. Omstead
President

H&Q LIFE SCIENCES INVESTORS

LARGEST HOLDINGS BY ISSUER

As of September 30, 2006

% of Net Assets
Gilead Sciences, Inc.	3.0%
Concentric Medical, Inc.	2.5%
Conor Medsystems, Inc.	2.3%
Cubist Pharmaceuticals, Inc.	2.0%
Genzyme Corp.	2.0%
Align Technology, Inc.	1.7%
Cardionet, Inc.	1.5%
MedImmune, Inc.	1.3%
PHT Corp.	1.3%
Raven Biotechnologies, Inc.	1.3%

H&Q LIFE SCIENCES INVESTORS

PORTFOLIO

As of September 30, 2006

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2006

	CONVERTIBLE SECURITIES AND WARRANTS - 13.3% of Net Assets
SHARES	Convertible Preferred (Restricted) (d) - 12.2%	VALUE
	Drug Discovery Technologies - 1.3%
1,587,302	Agilix Corporation Series B (a) (b)	$94,540
250,000	Ceres, Inc. Series C (a)	1,500,000
21,462	Ceres, Inc. Series C-1 (a)	128,772
175,540	Ceres, Inc. Series D (a)	1,053,240
174,848	Cougar Biotechnology Inc. Series A (a)	787,498
932,488	Galileo Pharmaceuticals, Inc. Series F-1 (a)	93
200,000	Zyomyx, Inc. Series A New (a)	20,000
200	Zyomyx, Inc. Series B New (a)	20
	Emerging Biopharmaceuticals - 3.4%
744,921	Agensys, Inc. Series C (a)	2,200,201
1,212,121	Raven biotechnologies, Inc. Series B (a)	1,006,060
1,872,772	Raven biotechnologies, Inc. Series C (a)	1,554,401
2,722,014	Raven biotechnologies, Inc. Series D (a)	800,000
1,415,385	TargeGen, Inc. Series C (a)	1,840,001
30,920	Therion Biologics Corporation Series A (a)	309
160,000	Therion Biologics Corporation Series B (a)	1,600
271,808	Therion Biologics Corporation Series C (a)	2,718
22,224	Therion Biologics Corporation Series C-2 (a)	222
16,668	Therion Biologics Corp. warrants (expiration 8/18/08) (a)	0
28,991	Therion Biologics Corporation Sinking Fund (a)	290
1,645,000	Xanthus Life Sciences, Inc. Series B (a)	1,645,000
	Healthcare Services - 2.8%
1,051,429	CardioNet, Inc. Series C (a)	3,680,001
35,254	CardioNet Inc. warrants (expiration 5/01/11) (a)	0
1,390	CardioNet, Inc. warrants (expiration 8/29/11) (a)	0
322,168	CytoLogix Corporation Series A (a) (b)	265,789
151,420	CytoLogix Corporation Series B (a) (b)	124,922
3,589,744	PHT Corporation Series D (a) (b)	2,800,000
802,996	PHT Corporation Series E (a) (b)	626,337
	Medical Devices and Diagnostics - 4.7%
3,235,293	Concentric Medical, Inc. Series B (a) (b)	4,529,410
1,162,790	Concentric Medical, Inc. Series C (a) (b)	1,627,906
455,333	Concentric Medical, Inc. Series D (a) (b)	637,466
177,778	EPR, Inc. Series A (a)	1,778
2,446,016	Labcyte, Inc. Series C (a)	1,280,000
130,000	Masimo Corporation Series D	1,430,000
1,088,436	OmniSonics Medical Technologies, Inc. Series B (a)	1,308,518

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS, continued

SEPTEMBER 30, 2006

SHARES	Convertible Preferred (Restricted) (d) - continued	VALUE
1,031,992	OmniSonics Medical Technologies, Inc. Series C (a)	$1,077,400
43,478	TherOx, Inc. Series H (a)	167,868
99,646	TherOx, Inc. Series I (a)	384,733
2,813	TherOx warrants (expiration 1/26/10) (a)	0
5,427	TherOx warrants (expiration 6/09/09) (a)	0
		$32,577,093
PRINCIPAL AMOUNT	Convertible Notes (Restricted) (d) - 1.1%
	Drug Discovery Technologies - 1.0%
$2,000,000	Matritech Inc., 15.00% due 2009	2,625,846
	Healthcare Services - 0.1%
216,219	CardioNet, Inc. Cvt. Note, 8.00% due 2007	216,219
112,224	CytoLogix Corporation Cvt. Note, 6.75% (b) (c)	112,224
		$2,954,289
	TOTAL CONVERTIBLE SECURITIES AND WARRANTS (Cost $42,461,588)	$35,531,382
SHARES	COMMON STOCKS AND WARRANTS - 55.2%
	Biopharmaceuticals - 19.3%
175,880	Advancis Pharmaceutical Corp. warrants (expiration 4/29/10) (a) (d)	214,574
363,111	Akorn, Inc. (a)	1,310,831
108,889	Akorn Inc. warrants (expiration 3/07/11) (a) (d)	0
201,250	Alexza Pharmaceuticals, Inc. (a)	1,636,162
39,300	Amgen, Inc. (a)	2,811,129
53,900	Amylin Pharmaceuticals, Inc. (a)	2,375,373
351,500	Bioenvision, Inc. (a)	1,936,765
534,805	Critical Therapeutics, Inc. (a)	1,283,532
159,672	Critical Therapeutics, Inc. warrants (expiration 6/06/10) (a) (d)	0
247,653	Cubist Pharmaceuticals, Inc. (a)	5,383,976
33,570	Genentech, Inc. (a)	2,776,239
78,982	Genzyme Corporation (a)	5,328,916
115,475	Gilead Sciences, Inc. (a)	7,933,132
263,325	Idenix Pharmaceuticals Inc. (a)	2,554,252
540,559	Inspire Pharmaceuticals, Inc. (a)	2,751,445
257,600	Solexa, Inc. warrants (expiration 4/29/07) (a) (d)	0
264,050	Medarex, Inc. (a)	2,835,897

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS, continued

SEPTEMBER 30, 2006

SHARES	Biopharmaceuticals - continued	VALUE
121,060	MedImmune, Inc. (a)	$3,536,163
82,740	Myriad Genetics Inc. (a)	2,039,541
181,300	Nektar Therapeutics (a)	2,612,533
337,700	Point Therapeutics, Inc. (a)	506,550
374,334	Tercica, Inc. (a)	1,995,200
		51,822,210
	Drug Delivery - 1.5%
526,855	DepoMed, Inc. (a)	2,149,568
30,480	Noven Pharmaceuticals, Inc. (a)	735,178
70,000	Penwest Pharmaceuticals Co. (a)	1,165,500
		4,050,246
	Drug Discovery Technologies - 5.8%
184,848	Avalon Pharmaceuticals, Inc. (a) (d)	424,226
48,000	Celgene Corp. (a)	2,078,400
19,428	Cougar Biotechnology Inc. (Restricted) (a) (d)	87,502
598,232	deCODE Genetics, Inc. (a)	3,290,276
1,846,154	Matritech Inc. warrants (expiration 1/17/11) (a) (d)	0
582,700	Pharmacopeia Drug Discovery, Inc. (a)	2,208,433
120,737	Senomyx, Inc. (a)	1,855,728
54,700	United Therapeutics Corp. (a)	2,873,938
156,000	ZymoGenetics, Inc. (a)	2,631,720
200,000	Zyomyx, Inc. (Restricted) (a)	2,000
		15,452,223
	Emerging Biopharmaceuticals - 10.5%
309,420	ACADIA Pharmaceuticals, Inc. (a)	2,673,389
424,254	Ariad Pharmaceuticals, Inc. (a)	1,849,747
229,973	Barrier Therapeutics, Inc. (a)	1,485,626
84,629	Cytokinetics, Inc. (a)	544,164
82,320	DOV Pharmaceutical, Inc. (a)	74,088
319,380	Exelixis, Inc. (a)	2,781,800
157,511	Kosan Biosciences, Inc. (a)	760,778
654,000	Lexicon Genetics, Inc. (a)	2,465,580
32,109	Momenta Pharmaceuticals, Inc. (a)	434,114
41,707	Myogen, Inc. (a)	1,463,082
51,080	Myogen, Inc. warrants (expiration 9/29/09) (a) (d)	1,393,462
222,050	Neurogen Corporation (a)	1,496,617
242,522	Nitromed, Inc. (a)	768,795
153,300	Rigel Pharmaceuticals, Inc. (a)	1,574,391
365,700	Sangamo BioSciences, Inc. (a)	2,033,292
455,320	Seattle Genetics, Inc. (a)	2,212,855
66,404	Telik, Inc. (a)	1,181,327

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS, continued

SEPTEMBER 30, 2006

SHARES	Emerging Biopharmaceuticals - continued	VALUE
113,389	Theravance, Inc. (a)	$3,066,039
146,982	Therion Biologics Corporation (Restricted) (a) (d)	1,470
		28,260,616
	Generic Pharmaceuticals - 3.2%
330,100	Caraco Pharmaceutical Laboratories, Ltd. (a)	3,353,816
325,462	Impax Laboratories, Inc. (a)	2,138,285
90,908	Teva Pharmaceutical Industries, Ltd. (e)	3,099,054
		8,591,155
	Healthcare Services - 2.9%
148,148	Aveta, Inc. (Restricted) (a) (d)	1,999,998
17,416	Dako A/S (Restricted) (d) (f)	181,301
212,990	Emageon, Inc. (a)	3,320,514
51,015	National Medical Health Card Systems, Inc. (a)	793,283
204,139	Syntiro Healthcare Services (Restricted) (a) (d)	204
2,475,000	Zix Corp. (a)	1,534,500
1,485,000	Zix Corp. warrrants (expiration 10/05/11) (a) (d)	0
		7,829,800
	Medical Devices and Diagnostics - 12.0%
100,970	Adeza Biomedical Corporation (a)	1,656,918
402,850	Align Technology, Inc. (a)	4,584,433
258,177	Conor Medsystems, Inc. (a)	6,085,232
77,100	Cytyc Corp. (a)	1,887,408
482,533	EPIX Pharmaceuticals Inc. (a)	1,997,687
124,557	Genomic Health Inc. (a)	1,801,094
30,365	IDEXX Laboratories, Inc. (a)	2,767,466
130,000	Masimo Corporation (Restricted)	1,300
447,080	Medwave, Inc. (a) (d)	611,829
111,770	Medwave Inc. warrants (expiration 8/21/11) (a) (d)	0
196,100	Natus Medical, Inc. (a)	2,676,765
662,755	Orthovita, Inc. (a)	2,313,015
139,019	Songbird Hearing, Inc. (Restricted) (a) (d)	1,390
708,973	Third Wave Technologies, Inc. (a)	3,176,199
382,583	VNUS Medical Technologies, Inc. (a)	2,544,177
		32,104,913
	TOTAL COMMON STOCKS AND WARRANTS (Cost $136,793,385)	$148,111,163

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS, continued

SEPTEMBER 30, 2006

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 32.0%	VALUE
$35,000,000	Abbey National NA LLC; 5.23% due 10/30/06	$34,852,543
3,950,000	American Express Corp.; 5.12% due 10/05/06	3,947,753
12,000,000	Intesa Funding LLC; 5.24% due 10/20/06	11,966,813
24,900,000	UBS Financial Development LLC; 5.24% - 5.25% due 10/02/06 - 10/12/06	24,865,809
10,117,000	Repurchase Agreement, State Street Bank and Trust Co. (collateralized by U.S. Treasury Bond 8.75%, 5/15/17, market value $10,320,707); 3.40% due 10/02/06 (Cost $10,117,000)	10,117,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $85,749,918)	$85,749,918
	TOTAL INVESTMENTS - 100.5% (Cost $265,004,891)	$269,392,463
	OTHER LIABILITIES IN EXCESS OF ASSETS - (0.5)%	(1,273,694)
	NET ASSETS - 100%	$268,118,769

(a)  Non-income producing security.

(b)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (Total Market Value of $10,818,594).

(c)  Variable maturity.

(d)  Security fair valued by the Valuation Committee of the Board of Trustees.

(e)  American Depository Receipt.

(f)  Foreign Security.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2006

ASSETS:
Investments in non affiliated issuers, at value (identified cost $254,355,169; see Schedule of Investments)	$258,573,869
Investments in affiliated issuers, at value (identified cost $10,649,722; see Schedule of Investments)	10,818,594
Cash	1,447
Interest receivable	254,851
Receivable for investments sold	1,119,279
Prepaid expenses	45,966
Total assets	$270,814,006
LIABILITIES:
Payable for investments purchased	$2,058,484
Accrued advisory fee	246,435
Accrued offering costs	204,100
Accrued audit fee	59,453
Accrued shareholder reporting fees	38,790
Accrued legal fees	13,410
Accrued other	74,565
Total liabilities	$2,695,237
NET ASSETS	$268,118,769
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 19,227,702 shares issued and outstanding	$262,946,065
Accumulated net realized gain on investments	785,125
Net unrealized gain on investments	4,387,579
Total net assets (equivalent to $13.94 per share based on 19,227,702 shares issued and outstanding)	$268,118,769

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2006

INVESTMENT INCOME:
Dividend income (net of foreign tax of $3,712)	$18,956
Special dividend	1,312,446
Interest income from non affiliated issuers	963,646
Interest income from affiliated issuers	7,575
Total investment income		$2,302,623
EXPENSES:
Advisory fees	$2,758,714
Trustees' fees and expenses	170,351
Accounting, administration and auditing fees	150,723
Legal fees	119,154
Custodian fees	109,853
Shareholder reporting	82,334
Transfer agent fees	64,364
Stock exchange listing fee	26,426
Other (see note (2))	159,429
Total expenses		3,641,348
Net investment loss		($1,338,725)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized gain on investments		$13,733,052
Decrease in net unrealized gain on investments		(33,840,281)
Net realized and unrealized loss on investments		($20,107,229)
Net decrease in net assets resulting from operations		($21,445,954)

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended September 30, 2006	For the year ended September 30, 2005
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($1,338,725)	($2,587,561)
Net realized gain on investments	13,733,052	26,035,268
Decrease/increase in net unrealized gain on investments	(33,840,281)	21,315,662
Net decrease/increase in net assets resulting from operations	($21,445,954)	$44,763,369
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capial gains	($26,482,790)	($15,828,633)
CAPITAL SHARE TRANSACTIONS:
Value of shares issued in reinvestment of distributions (1,016,450 and 538,795 shares, respectively)	$15,348,652	$8,518,606
Value of 5,606,048 shares issued in rights offering	71,869,535	—
Offering costs charged to paid-in-capital	(462,000)	—
Net increase in net assets resulting from capital share transactions	$86,756,187	$8,518,606
Net increase in net assets	$38,827,443	$37,453,342
NET ASSETS:
Beginning of period	229,291,326	191,837,984
End of period	$268,118,769	$229,291,326
Accumulated net investment loss included in net assets at end of the period	$0	$(14)

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED SEPTEMBER 30, 2006

CASH FLOWS USED IN OPERATING ACTIVITIES:
Purchases of portfolio securities	($97,501,807)
Net purchases of short-term investments	(69,784,079)
Sales of portfolio securities	109,053,427
Interest income received	36,476
Dividends received	1,331,402
Operating expenses paid	(3,428,664)
Net cash used for operating activities	($60,293,245)
CASH FLOWS PROVIDED FROM FINANCING ACTIVITIES:
Cash distributions paid, net	($11,134,138)
Cash received in rights offering, net of offering costs	71,407,535
Net cash provided from financing activities	$60,273,397
NET DECREASE IN CASH	($19,848)
CASH AT BEGINNING OF PERIOD	21,295
CASH AT END OF PERIOD	$1,447
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH USED FOR OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	($21,445,954)
Purchases of portfolio securities	($97,501,807)
Net purchases of short-term investments	(69,784,079)
Sales of portfolio securities	109,053,427
Accretion of discount	(715,602)
Net realized gain on investments	(13,733,052)
Decrease in net unrealized gain on investments	33,840,281
Increase in dividends and interest receivable	(219,143)
Increase in accrued expenses	209,273
Increase in prepaid expenses	3,411
Net cash used for operating activities	($60,293,245)

Noncash financing activities not included herein consist of reinvested distributions of $15,348,652

Noncash investing activities not included herein consist of one conversion of restricted preferred stock and convertible note with a total cost of $2,145,319 to restricted common stock of the same issuer and one reverse stock split of an issuer with a cost of $4,521,886.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

(Selected data for each share of beneficial interest outstanding throughout the period indicated)

	For the year ended September 30,
	2006		2005	2004	2003	2002 (1)
Net asset value per share: Beginning of period	$18.19		$15.90	$16.68	$15.14	$23.09
Net investment loss (2)	($0.10	)(3)	($0.21)	($0.26)	($0.21)	($0.26)
Net realized and unrealized gain (loss) on investments	(2.10)		3.79	0.86	3.55	(4.83)
Total increase (decrease) from investment operations	($2.20)		$3.58	$0.60	$3.34	($5.09)
Capital gains distributions to shareholders	($2.05)		($1.29)	($1.38)	($1.80)	($2.86)
Net asset value per share: End of period	$13.94		$18.19	$15.90	$16.68	$15.14
Per share market value: End of period	$13.29		$16.85	$16.20	$15.28	$11.79
Total investment return at market value	(9.95%)		12.77%	15.52%	47.65%	(25.82%)
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period	$268,118,769		$229,291,326	$191,837,984	$190,352,471	$157,585,450
Ratio of operating expenses to average net assets	1.74%		1.74%	1.73%	1.74%	1.71%
Ratio of net investment loss to average net assets	(0.64	%)(3)	(1.29%)	(1.56%)	(1.38%)	(1.25%)
Portfolio turnover rate	49.90%		73.79%	34.93%	32.36%	17.36%
Number of shares outstanding at end of period	19,227,702		12,605,204	12,066,409	11,412,475	10,409,622

(1) In 2002, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discounts and amortizing premiums on all debt securities. The effect of this change for the year ended September 30, 2002 was a decrease in net investment loss per share of $.006, an increase in net realized and unrealized loss on investments per share of $.006, and a decrease in the ratio of net investment loss to average net assets from (1.28%) to (1.25%).

(2) Net investment income/(loss) per share has been computed using average shares outstanding.

(3) Includes a special dividend from an issuer in the amount of $0.10 per share. Excluding the special dividend, the ratio of net investment income/(loss) to average net assets would have been (1.27%).

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2006

(1)  Significant Accounting Policies

H&Q Life Sciences Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in life science companies (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies) agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America.

In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statements.

Investment Securities & Investment Income

Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Exchange traded investments for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees of the Fund. The fair value of venture capital and other restricted securities is determined in good faith by the Trustees. However, because of the uncertainty of fair valuations these estimated values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material. Each such fair value determination is based on a consideration of relevant factors. Factors the Trustees consider may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the issuer which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; and (iii) the price of a security negotiated at arm's length in an issuer's completed subsequent round of financing. See note 3. Short-term investments with maturity of 60 days or less are valued at amortized cost.

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS, continued

SEPTEMBER 30, 2006

the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales of investment securities (other that short-term investments) for the year ended September 30, 2006 totaled $99,002,918 and $106,648,924 respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

Distribution Policy

Distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exceptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions. This could result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. It is anticipated that net realized capital gains in excess of the total distributed under this policy would be included in the December distribution. The Fund's distribution policy has been established by the Board of Trustees. The distribution policy may be changed by the Board of Trustees without Shareholder approval.

The current distribution policy is to declare distributions in stock. Distributions will automatically be paid in newly-issued full Shares of the Trust plus cash in lieu of any fraction of a Share, unless otherwise instructed by the Shareholder. The Fund's transfer agent delivers an election card and instructions to each registered Shareholder in connection with each distribution. For shareholders other than registered shareholders with book entry accounts at the Trust's transfer agent, fractional shares will generally be settled in cash. The number of Shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market value on the pricing date. If a Shareholder elects to receive a distribution in cash, rather than in Shares, the Shareholder's relative ownership in the Trust will be reduced. The shares will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions.

Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

Distributions

The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS, continued

SEPTEMBER 30, 2006

income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, certain distributions may be treated as distributions from capital as opposed to distributions of net investment income or realized capital gains.

At September 30, 2006, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$265,406,148
Gross tax unrealized appreciation	$42,427,625
Gross tax unrealized depreciation	$38,441,310
Net tax unrealized appreciation on investments	$3,986,315

As of September 30, 2006, the components of distributable earnings on a tax basis were as follows:

Long-term capital gain	$1,186,383
Net unrealized appreciation	$3,986,322

The tax character of distributions paid during the years ended September 30, 2006 and September 30, 2005 were as follows;

Distributions paid from	2006	2005
Ordinary income	$79,690	—
Long-term capital gain	$26,403,100	$15,828,633

Net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated $26,482,790 as long-term capital gain distributions for its taxable year ended September 30, 2006.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at September 30, 2006.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(2)  Investment Advisory Fees and Other Transactions with Affiliates

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with Hambrecht & Quist Capital Management, LLC (the Adviser). Starting July 1, 2006, pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS, continued

SEPTEMBER 30, 2006

other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee may not exceed a rate when annualized of 1.375%. Prior to July 1, 2006, the Fund paid a monthly fee at the rate when annualized of (i) 2.5% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for the month, for all other assets, 1.0% of the average net assets up to $250 million, 0.9% of the average net assets for the next $250 million, 0.8% of the average net assets for the next $500 million and 0.7% of the average net assets thereafter. The aggregate fee could not exceed a rate when annualized of 1.375%.

The Fund has entered into a Services Agreement (the "Agreement") with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the year ended September 30, 2006 these payments amounted to $60,160 and are included in the "other" category in the Statement of Operations, together with insurance expenses of $45,979 incurred to unaffiliated entities. Such expenses are the major components of "other" in the Statement of Operations. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated in an equitable fashion to the Fund.

Certain officers and Trustees of the Fund are also officers of the Adviser. Trustees who are not affiliates of the Adviser receive an annual fee of $20,000 plus $500 for each Committee on which they serve and $500 for each meeting attended.

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the year ended September 30, 2006 were as follows:

Issuer	Value on October 1, 2005	Purchases	Sales	Income	Value on September 30, 2006
Agilix Corporation	$380,952	$—	$—	$—	$94,540
Concentric Medical, Inc.	6,794,782	—	—	—	6,794,782
CytoLogix Corporation	502,935	—	—	7,575	502,935
PHT Corporation	3,426,337	—	—	—	3,426,337
	$11,105,006	$—	$—	$7,575	$10,818,594

(3)  Venture Capital and Other Restricted Securities

The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 14% of the Fund's net assets at September 30, 2006.

During the year ended September 30, 2006, restricted securities from one issuer were exchanged for cash in connection with a corporate action, a portion of which has been retained by the issuer in an escrow account pending resolution of certain contingencies and whose estimated value of $278,876 at September 30, 2006 has been determined by the Trustees. The value of the escrow account is included in the Receivable for Investments Sold in the Statement of Assets and Liabilities.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS, continued

SEPTEMBER 30, 2006

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at September 30, 2006, as determined by the Trustees of the Fund. The Fund may invest up to 40% of its net assets in venture capital and other restricted securities. The values of these securities represent 14% of the Fund's net assets at September 30, 2006. The Fund does not have the right to demand that such securities be registered.

Security (f)	Acquisition Date	Cost	Carrying Value per Unit	Value
Agensys, Inc.
Series C Cvt. Pfd.	2/14/02, 9/27/05	$2,204,684	$2.95	$2,200,201
Agilix Corporation
Series B Cvt. Pfd.	11/8/01	1,663,667	0.06	94,540
Aveta, Inc.
Restricted Common	12/21/05	1,999,998	13.50	1,999,998
CardioNet, Inc.
Series C Cvt. Pfd.	5/3/01 - 3/25/03	3,701,714	3.50	3,680,001
Warrants (expiration 5/01/11)	5/1/06	0	0.00	0
Warrants (expiration 8/29/11)	8/29/06	0	0.00	0
Convertible Note	8/15/05	211,310	1.00	216,219
Ceres, Inc.
Series C Cvt. Pfd.	12/23/98	1,000,875	6.00	1,500,000
Series C-1 Cvt. Pfd.	3/31/01	74,339	6.00	128,772
Series D Cvt. Pfd.	3/14/01	1,046,887	6.00	1,053,240
Concentric Medical, Inc.
Series B Cvt. Pfd.	5/7/02, 1/24/03	2,219,473	1.40	4,529,410
Series C Cvt. Pfd.	12/19/03	999,999	1.40	1,627,906
Series D Cvt. Pfd.	9/30/05	638,511	1.40	637,466
Cougar Biotechnology Inc.
Series A Cvt. Pfd.	3/30/06	788,030	4.50	787,498
Restricted Common	3/30/06	87,559	4.50	87,502
CytoLogix Corporation
Series A Cvt. Pfd.	1/13/98 - 7/21/99	1,077,912	0.83	265,789
Series B Cvt. Pfd.	1/11/01	506,622	0.83	124,922
Convertible Note	5/29/02	112,224	1.00	112,224
Dako A/S
Restricted Common	6/14/04	734,913	10.41	181,301
EPR, Inc.
Series A Cvt. Pfd.	3/9/94	800,331	0.01	1,778
Galileo Pharmaceuticals, Inc.
Series F-1 Cvt. Pfd.	8/18/00	2,002,559	0.00	93
Labcyte, Inc.
Series C Cvt. Pfd.	7/18/05	1,282,337	0.52	1,280,000
Masimo Corporation
Series D Cvt. Pfd.	8/14/96	910,530	11.00	1,430,000
Restricted Common	3/31/98	0	0.01	1,300
Matritech, Inc.
Convertible Note	1/17/06	2,013,664	1.31	2,625,846
Omnisonics Medical Technologies, Inc.
Series B Cvt. Pfd.	5/24/01	1,606,312	1.20	1,308,518
Series C Cvt. Pfd.	10/1/03	1,200,224	1.04	1,077,400
PHT Corporation
Series D Cvt. Pfd.	7/23/01	2,803,841	0.78	2,800,000
Series E Cvt. Pfd.	9/12/03 - 12/17/03	627,472	0.78	626,337
Raven biotechnologies, Inc.
Series B Cvt. Pfd.	12/12/00	2,001,150	0.83	1,006,060
Series C Cvt. Pfd.	11/26/02	1,554,400	0.83	1,554,401
Series D Cvt. Pfd.	6/23/05	803,610	0.29	800,000

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS, continued

SEPTEMBER 30, 2006

Security (f)	Acquisition Date	Cost	Carrying Value per Unit	Value
Songbird Hearing, Inc.
Restricted Common	12/14/00	$2,003,239	$0.01	$1,390
Syntiro Healthcare Services
Restricted Common	2/5/97	800,325	0.001	204
TargeGen, Inc.
Series C Cvt. Pfd.	8/30/05	1,842,331	1.30	1,840,001
Therion Biologics Corporation
Series A Cvt. Pfd.	8/20/96 - 10/16/96	289,847	0.01	309
Series B Cvt. Pfd.	6/22/99	600,929	0.01	1,600
Series C Cvt. Pfd.	9/26/01 - 10/15/01	1,019,568	0.01	2,718
Series C-2 Cvt. Pfd.	8/13/03	40,003	0.01	222
Warrants (expiration 8/18/08)	8/18/03	0	0.00	0
Sinking Fund Cvt. Pfd.	10/18/94 - 4/3/96	582,505	0.01	290
Restricted Common	6/30/93	251,642	0.01	1,470
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	2,001,626	3.86	167,868
Series I Cvt. Pfd.	7/8/05	386,273	3.86	384,733
Warrants (expiration 1/26/10)	1/26/05	0	0.00	0
Warrants (expiration 6/09/09)	6/9/04	0	0.00	0
Xanthus Life Sciences, Inc.
Series B Cvt. Pfd.	12/5/03 - 3/23/06	1,645,917	1.00	1,645,000
Zyomyx, Inc.
Series A New Cvt. Pfd.	2/19/99 - 1/12/04	199,800	0.10	20,000
Series B New Cvt. Pfd.	3/31/04	112	0.10	20
New Restricted Common	2/19/99 - 7/22/02	2,401,101	0.01	2,000
		$50,740,365		$37,806,547	(g)

(f) See Schedule of Investments and corresponding footnotes for more information on each issuer.

(g) Represents 14% of the Fund's net assets as of September 30, 2006.

(4)  Capital

On August 18, 2006, the Fund distributed one non transferable right for each of the 13,454,515 shares outstanding to shareholders of record on that date. Each three rights entitled shareholders to purchase one additional share of the Fund at the subscription price of $12.82 per share. The subscription period expired on September 21, 2006. The rights offering resulted in the issuance of 5,606,048 shares and proceeds of $71,869,535 prior to the deduction of costs of $462,000.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS, continued

SEPTEMBER 30, 2006

(5)  Sources of Net Assets

The changes in the sources of net assets for the period from October 1, 2005 through September 30, 2006 are as follows:

	Capital Paid in on Shares of Beneficial Interest	Accumulated Net Investment (loss)	Accumulated Net Realized Gain on Investments	Net Unrealized Gain on Investments	Total Net Assets
As of October 1, 2005:	$177,528,617	$(14)	$13,534,863	$38,227,860	$229,291,326
For the period from October 1, 2005 through September 30, 2006:
Net investment loss		(1,338,725)			(1,338,725)
Net realized gains			13,733,052		13,733,052
Distributions			(26,482,790)		(26,482,790)
Value of shares issued in reinvestment of dividends and rights offering, net of expenses	86,756,187				86,756,187
Decrease in net unrealized gain on investments				(33,840,281)	(33,840,281)
Reclassification for Federal income purposes	(1,338,739)	1,338,739
As of September 30, 2006:	$262,946,065	$0	$785,125	$4,387,579	$268,118,769

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of H&Q Life Sciences Investors:

We have audited the accompanying statement of assets and liabilities of H&Q Life Sciences Investors (the "Fund"), including the schedule of investments, as of September 30, 2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended September 30, 2003 and 2002 were audited by other auditors whose report, dated November 23, 2003, expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of H&Q Life Sciences Investors as of September 30, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
November 17, 2006

H&Q LIFE SCIENCES INVESTORS

TRUSTEES

H & Q Life Sciences Investors
30 Rowes Wharf, Suite 430
Boston, Massachusetts 02110
(617) 772-8500

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:

Lawrence S. Lewin 4/1938	Trustee (since 1992) and Chairman (since 2000)	Self-employed Executive Consultant (since 1999); Director (since 2003) of Medco Health Solutions, Inc.; Director (since 2001) of CardioNet, Inc.; Director (since 2005) of Care Fusion (provides solutions for patient care providers); and Director (since 1984) of Intermountain Healthcare (non-profit organization).	2

Robert P. Mack 8/1935	Trustee (since 1992)	Orthopedic Surgeon at Orthopedic Associates of Aspen (since 2000).	2

Eric Oddleifson 4/1935	Trustee (since 1992)	Self-employed Consultant (since 2005); Investment Committee Chair (from 2003-2005) and Partner (from 1997-2003) of GMO Renewable Resources LLC (timber investment management).	2

Oleg M. Pohotsky 3/1947	Trustee (since 2000)	Self-employed Financial Consultant (since 2002); Senior Vice President (from 1991-2001) of FAC/Equities, a division of First Albany Corporation (investment bank).	2

Uwe E. Reinhardt, Ph.D. 9/1937	Trustee (since 1992)	Professor of Economics (since 1968) at Princeton University; Director (since 2000) of Triad Hospitals, Inc.; Director of Boston Scientific (since 2002); Director of Amerigroup, Inc. (since 2002); Director of Duke University (since 2001); Director of The Duke University Health System (since 2001); and Director of the National Bureau of Economic Research (since 2002).	2

H&Q LIFE SCIENCES INVESTORS

TRUSTEES

(continued)

Name, Address[1] and Date of Birth	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees: (continued)

Lucinda H. Stebbins, CPA 11/1945	Trustee (since 2006)	Self-employed Financial Consultant (since 2004); Director of Deutsche Asset Management (from 2002-2004); Senior Vice President of Scudder Investments (from 2000-2002).	2

Henri A. Termeer 2/1946	Trustee (since 1992)	Chairman (since 1988), Chief Executive Officer (since 1985) and Director (since 1983) of Genzyme Corporation; Director (from 1987-2006) of ABIOMED, Inc.; Director (from 1992-2003) of AutoImmune, Inc.; Director (from 1993-2002) of Genzyme Transgenics; and Director (from 1996-2002) of Diacrin, Inc.	2

Interested Trustees:

Daniel R Omstead, Ph.D. 7/1953	President (since 2001); Trustee (since 2003)	President of HQH and of HQL (since 2001); Trustee of HQH and HQL (since 2003); President, Chief Executive Officer and Managing Member of Hambrecht & Quist Capital Management LLC (since 2002); President and Chief Executive Officer (from 2001 to 2002) and Managing Director (from 2000 to 2002) of Hambrecht & Quist Capital Management Inc.; Director (since 2003) of Concentric Medical, Inc.; Director (since 2001) of Agilix Corporation.	2

1  The address for each Trustee is c/o the Fund at the Fund's address as set forth above.

2  Each Trustee currently is serving a three year term.

3  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") through position or affiliation with Hambrecht & Quist Capital Management LLC, the Fund's investment adviser.

H&Q LIFE SCIENCES INVESTORS

OFFICERS

Name, Address[1] and Age	Position(s) Held with Fund, Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers:

Daniel R. Omstead, Ph.D. 7/1953	President (since 2001); Trustee (since 2003)	President of HQH and of HQL (since 2001); Trustee of HQH and HQL (since 2003); President, Chief Executive Officer and Managing Member of Hambrecht & Quist Capital Management LLC (since 2002); President and Chief Executive Officer (from 2001 to 2002) and Managing Director (from 2000 to 2002) of Hambrecht & Quist Capital Management Inc.; Director (since 2003) of Concentric Medical, Inc.; Director (since 2001) of Agilix Corporation.

Kathleen Eckert 12/1966	Chief Compliance Officer (since 2004); Treasurer and Secretary (since 2005)	Chief Compliance Officer of Hambrecht & Quist Capital Management LLC (since October 2004); Chief Compliance Officer of HQH and HQL (since October 2004); Senior Vice President of Ivy Mackenzie Services Corp., from June 2002 to January 2004. Chief Compliance Officer of Mackenzie Investment Management, Inc. from June 2002 to June 2003. Director of Fund Administration of Mackenzie Investment Management, Inc. from 1999 to June 2003.

1  The address for each officer is c/o the Fund at the Fund's address as set forth above.

2  Each officer serves in such capacity for an indefinite period of time at the pleasure of the Trustees.

The Fund's Statement of Additional Information includes additional information about the fund Directors and is available without charge, upon request by calling (617) 772-8500 or writing to Hambrecht & Quist Capital Management LLC at 30 Rowes Wharf, Boston, MA 02110-3328.

H&Q LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) by the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons, by vote cast in person at a meeting called for the purpose of voting on such approval.

On April 20, 2006, the Board, and the independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its benchmark and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment managers, as described below. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to H&Q Healthcare Investors and does not derive any benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement. The Board also received and reviewed information throughout the year about portfolio performance, investment strategy, the portfolio management team and fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the investment Adviser and its affiliates, and whether fee levels reflected economies of scale for the benefit of Fund investors and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also discussed the financial strength of the Adviser and the capability of the personnel of the Adviser, and specifically the strength and background of its investment analysts. The Board, together with its counsel, reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor:

The nature, extent and quality of the services to be provided by the investment adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund and concluded that they continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser. In particular, the Trustees noted the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management and administrative personnel.

The investment performance of the Fund and Adviser. On a regular basis the Board reviews performance information on the Fund. The Trustees reviewed performance information for the

H&Q LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

Fund over the past three-month period and the one-, three-, five-, and ten-year periods ended March 31 and discussed the Fund's strategy with the Adviser and concluded that they continue to be satisfied with the performance of the Fund and the Adviser. In particular the Trustees noted that although during the periods under review the annualized returns of the Fund's stock price and net asset value fluctuated relative to the performance of its benchmark (the NBI), in the majority of cases the Fund outperformed its benchmark.

The costs of services to be provided and profits to be realized by the investment adviser from the relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees also noted that the Adviser agreed to reduce the investment advisory fee effective July 1, 2006 to the levels described in financial statement footnote (2). The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service which can command higher management fees than those charged by the Adviser pursuant to the investment advisory agreement. The Trustees also noted the satisfactory nature, extent and quality of the services provided by the Adviser to the Fund. Based on the information provided to and evaluated by the Trustees, the Board determined that the fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by competitors and that the services provided by the Adviser and the amounts paid under the agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding by the Trustees that the fees to be paid by the Fund are fair. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other investment managers. After such review, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees noted that the investment advisory agreement provides for breakpoints in the advisory fees (adjusted as noted above) so that the Fund will share the benefits of the economies of scale that would inure to the Advisor as the Fund's assets increase. In addition, the Trustees also considered the assets of the Fund over the last five years, the recent investment performance of the Fund, and the management fees and breakpoints of other funds with similar objectives. The Board concluded that economies of scale are still modest at current asset levels and that the breakpoint schedule (adjusted as noted above) for the Fund is satisfactory and fair given the asset size of the Fund and the investment strategies being pursued by the Adviser for the Fund.

H&Q LIFE SCIENCES INVESTORS

CERTIFICATIONS

The Fund's President has certified to the New York Stock Exchange ("NYSE") that as of July 12, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. In addition, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and applicable Securities and Exchange Commission ("SEC") rules, the Fund's President and Treasurer made quarterly certifications during the fiscal year that were filed with the SEC as exhibits to Form N-CSR and Form N-Q filings and related to the Fund's disclosure in such reports, disclosure controls and procedures and internal control over financial reporting, as required.

ANNUAL MEETING REPORT

An Annual Meeting of Shareholders was held on June 15, 2006 at 10:00am. The Shareholders voted to elect three Trustees of the Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified. The following votes were cast with respect to each of the nominees.

	For	Withheld
Daniel R. Omstead, Ph.D.	11,705,815	197,343
Henri A. Termeer	11,401,979	501,179
Lucinda H. Stebbins, CPA	11,615,644	287,514

The nominees were elected to serve until the 2009 Annual Meeting. Lawrence S. Lewin and Uwe E. Reinhardt, Ph.D. will serve until the 2007 Annual Meeting. Trustees serving until the 2008 Annual Meeting are Robert P. Mack, M.D., Eric Oddleifson and Oleg M. Pohotsky.

The Shareholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2006 by the following votes.

For	Against	Abstain
11,789,921	56,896	56,341

H&Q LIFE SCIENCES INVESTORS

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies and relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital management LLC at 30 Rowes Wharf, Boston, MA 02110-3328; (iii) on the Fund's website at www.hqcm.com; and (iv) on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the Securities and Exchange Commission ("SEC") on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

DISTRIBUTION POLICY

The Fund has a fixed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

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H&Q LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL

30 Rowes Wharf, 4th Floor
Boston, Massachusetts 02110-3328
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Kathleen Eckert, Secretary, Treasurer and
Chief Compliance Officer

Trustees

Lawrence S. Lewin
Robert P. Mack, M.D.
Eric Oddleifson
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA
Henri A. Termeer

Investment Adviser

Hambrecht & Quist Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare Shareholder Services, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

3702-AR-06

Item 2.  CODE OF ETHICS.

(a)                                                                                  As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

(b)                                                                                 No disclosures are required by this Item.

(c)                                                                                  During the period covered by this report, the Registrant did not make any substantive amendment to the code of ethics.

(d)                                                                                 During the period covered by this report, the Registrant did not grant any waiver, including any implicit waiver, from any provision of the code of ethics.

(e)                                                                                  Not applicable.

(f)                                                                                    A copy of the Registrant’s Code of Ethics is filed as Exhibit 1 to this Form N-CSR.  Copies of the code will also be made available, free of charge, upon request, by writing or calling Hambrecht & Quist Capital Management, LLC at 30 Rowes Wharf, Boston, MA  02110, 1-800-451-2597.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert is Oleg M. Pohotsky.  He is “independent” for the purposes of Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                  Audit Fees.  The aggregate fees in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $74,000 for the fiscal year ended September 30, 2006 and $67,000 for the fiscal year ended September 30, 2005.

(b)                                 Audit Related Fees.  The Registrant was not billed any fees by the principal accountant for the last two fiscal years ended September 30 for the Fund for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $4,000 for the fiscal year ended September 30, 2006 and $5,500 for the fiscal year ended September 30, 2005.  The nature of the services comprising the fees disclosed under this category was tax compliance.

(d)                                 All Other Fees.  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $8,680  for the fiscal year ended September 30, 2006 and $0 for the fiscal year ended September 30, 2005.  The nature of the services comprising the fees disclosed for the fiscal year ended September 30, 2006 was a review of investment valuation policies and procedures for publicly traded securities.

(e)                                  Pre-approval Policies and Procedures.

Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor.  In addition, the Charter provides that the Audit Committee is responsible for approving any and all proposals by the Registrant, its investment adviser or their affiliated persons or any entity controlling, controlled by, or under common control with the adviser that provides services to the Registrant to employ the independent auditor to render permissible non-audit services related directly to the operations and financial reporting of the Registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.  The

Charter further permits the Audit Committee to delegate to one or more of its members authority to pre-approve permissible non-audit services to the registrant, provided that any pre-approval determination of a delegate is for services with an estimated budget of less than $15,000.

(2)     All of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    N/A.

(g)                                 None.

(h)                                 None.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934.  The members of the Audit Committee are Eric Oddleifson, Oleg M. Pohotsky, Uwe E. Reinhardt and Lucinda H. Stebbins.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has adopted the following proxy voting policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES

Policy

The following are the policies and procedures adopted and implemented by Hambrecht & Quist Capital Mangement LLC (the “Adviser”) for voting proxies with respect to portfolio securities held by H&Q Healthcare Investors and H&Q Life Sciences Investors (each a “Fund” and collectively the “Funds”). The policies and procedures are reasonably designed to ensure that proxies are voted in the best interest of the Funds and the Funds’ shareholders, in accordance with the Adviser’s fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Investment Advisers Act”). The Adviser considers the “best interests” of the Funds and their shareholders to mean their best long-term economic interests.

The Adviser shall vote proxies for the exclusive benefit, and in the best economic interest, of the Funds and their shareholders. Such exercise of voting rights shall be subject to the same standard of care as is generally applicable to the Adviser’s performance of its duties, as set forth in the advisory agreements with the Funds. The policies and procedures contained herein are designed to be guidelines, however each vote is ultimately cast on a case-by-case basis, taking into consideration the relevant facts and circumstances at the time of the vote. Any material conflicts that may arise will be resolved in the best interests of the Funds and their shareholders.

A proxy committee has been designated and is responsible for administering and overseeing the proxy voting process. The committee consists of the President of the Adviser, the Treasurer of the Adviser, and the analyst responsible for oversight of the company that is the subject of the proxy.  The committee considers proxy questions and determines the vote on behalf of the Funds.

Procedures

Logistics

The Treasurer shall be responsible for maintaining the proxy log, monitoring corporate actions and confirming the timely voting of proxies. The proxy log shall contain the following information, in accordance with Form N-PX:

•                  the name of the issuer;

•                  the exchange ticker symbol, if available;

•                  the CUSIP number, if available;

•                  the shareholder meeting date;

•                  a brief identification of the matter voted on;

•                  whether the matter was proposed by the issuer or a security holder;

•                  whether the Adviser cast its vote on the matter;

•                  how the Adviser cast its vote on the matter (for, against, abstain; for or withhold regarding the election of directors); and

•                  whether the Adviser cast its vote for or against management;

The Treasurer shall also record whether any conflicts of interest have been identified and, if so, what action was taken to resolve the conflict with respect to each vote cast and each abstention.

Substantive Voting Decisions

The Adviser’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote. The following is a list of common proxy vote issues and the Adviser’s standard considerations when determining how to vote such proxies.

Routine Matters/Corporate Administrative Items. After an initial review, the Adviser generally votes with management on routine matters related to the operation of the issuer that are not expected to have a significant economic impact on the issuer and/or its shareholders.

Potential for Major Economic Impact. The Adviser reviews and analyzes on a case-by-case basis, non-routine proposals that are more likely to affect the structure and operation of the issuer and to have a greater impact on the value of the investment.

Corporate Governance. The Adviser reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices.

Special Interest Issues. The Adviser considers: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; and (iv) the responsibility of the Adviser to vote proxies for the greatest long-term shareholder value.

Limitations on Director Tenure and Retirement. The Adviser considers: (i) a reasonable retirement age for directors, e.g. 70 or 72; (ii) the introduction of new perspectives on the board; and (iii) the arbitrary nature of such limitations and the possibility of detracting from the board’s stability and continuity.

Directors’ Minimum Stock Ownership. The Adviser considers: (i) the benefits of additional vested interest; (ii) the ability of a director to serve a company well regardless of the extent of his or her share ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

D&O Indemnification and Liability Protection. The Adviser considers: (i) indemnifying directors for acts conducted in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases when a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the issuer.

Director Nominations in Contested Elections. The Adviser considers: (i) long-term financial performance of the issuer relative to its industry; (ii) management’s track record; (iii) background to proxy contest; (iv) qualifications of both slates of nominees; (v) evaluations of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (vi) stock ownership positions.

Cumulative Voting. The Adviser considers: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director or directors of their choosing; and (iii) the potential to limit the ability of directors to work for all shareholders.

Classified Boards.  The Adviser considers: (i) providing continuity; (ii) promoting long-term planning; and (iii) guarding against unwanted takeovers.

Poison Pills. The Adviser considers: (i) the Adviser’s position on supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price demonstrably below the true value of the issuer.

Fair Price Provisions. The Adviser considers: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Equal Access. The Adviser considers: (i) the opportunity for significant shareholders of the issuer to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden.

Charitable Contributions. The Adviser considers: (i) the potential benefits to shareholders; (ii) the potential to detract the issuer’s resources from more direct uses of increasing shareholder value; and (iii) the responsibility of shareholders to make individual contributions.

Stock Authorizations: The Adviser considers: (i) the need for the increase; (ii) the percentage increase with respect to the existing authorization; (iii) voting rights of the stock; and (iv) overall capitalization structures.

Preferred Stock. The Adviser considers: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

Director Compensation. The Adviser considers: (i) whether director shares are at the same market risk as those of the shareholders; and (ii) how option programs for outside directors compare with the standards of internal programs.

Golden and Tin Parachutes. The Adviser considers: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

Limitations

The Adviser may abstain from voting a proxy if it concludes that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant. The Adviser may abstain from voting a proxy if it concludes that the cost of voting is disproportionate to the economic impact the vote would have on the portfolio holdings.

Conflicts of Interest

The Proxy Committee identifies any potential conflicts of interest.  Each potential conflict must be addressed in a manner which will be in the best interest of the Funds and their shareholders. If any potential conflict is identified the Proxy Committee consults with the Adviser’s CCO.  Where conflicts of interest arise between clients and the Adviser, the Adviser may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that the Adviser has a conflict of interest in any instance, the Adviser’s CCO shall disclose the conflict to the Board and seek voting instructions.

The Adviser may cause the proxies to be voted in accordance with the recommendations of an independent third party service provider that the Adviser may use to assist in voting proxies.

Disclosure

The following disclosure shall be provided in connection with these policies and procedures:

•                  The Adviser shall provide a description or a copy of these policies and procedures to the Boards of Trustees of the Funds annually and upon request.

•                  The Adviser shall make available to the Funds its proxy voting records, for inclusion on the Funds’ Form N-PX.

•                  The Adviser shall include its proxy voting policies and procedures in its annual filing on Form N-CSR.

•                  The Adviser shall cause the Funds’ shareholder reports to include a statement that a copy of these policies and procedures is available upon request (i) by calling a toll-free number; (ii) on the Funds’ website, (if the Funds choose); and (iii) on the SEC’s website.

•                  The Adviser shall cause the Funds’ annual and semi-annual reports to include a statement that information is available regarding how the Funds voted proxies during the most recent twelve-month period (i) without charge, upon request, either by calling a toll-free number or on or through the Funds’ website, or both; and (ii) on the SEC’s website.

Recordkeeping

The Adviser shall maintain records of proxies voted in accordance with Section 204-2 of the Advisers Act, including proxy statements, a record of each vote cast, and a copy of any document created by the Adviser that was material to making a decision of how to vote the proxy, or that memorializes the basis for the Adviser’s decision on how to vote the proxy. The Adviser shall also maintain a copy of its policies and procedures and each written request from a client for proxy voting records and the Adviser’s written response to any client request, either written or oral, for such records. Proxy statements that are filed on EDGAR shall be considered maintained by the Adviser. All such records shall be maintained for a period of five years in an easily accessible place, the first two year in the offices of the Adviser.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)       As of December 5, 2006, Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D., and Jason C. Akus, M.D./M.B.A., are members of a team that makes investments on behalf of the Registrant.  Dr. Omstead oversees investments made by other team members.  Dr. Omstead also performs other duties including management of the investment adviser and makes investments on behalf of H&Q Healthcare Investors (“HQH”).  The date each team member joined the portfolio management team and each team member’s business experience for at least the last five years is included below.

Daniel R. Omstead, Ph.D., is President and Chief Executive Officer of the investment adviser and has been employed by the investment adviser of the Registrant since 2000. He is also President of the Registrant, HQH and the investment adviser. Dr. Omstead holds Doctoral and Master’s Degrees in Chemical Engineering and Applied Chemistry from Columbia University and a B.S. degree in Civil Engineering from Lehigh University.

Christopher F. Brinzey is Senior Vice President, Research of the investment adviser. Mr. Brinzey joined the investment adviser of the Registrant in February of 2001 and is responsible for investment research and venture investment due diligence in the following areas: specialty pharmaceuticals and life sciences information technology and services. Mr. Brinzey received a B.A. in psychology from Hobart College and an MBA from Northeastern University.

Frank T. Gentile, Ph.D., is Senior Vice President, Research of the investment adviser. Dr. Gentile joined the investment adviser of the Registrant in September 2002. His emphasis is on the analysis of private and public companies in the fields of Functional Genomics and Proteomics, as well as Cell and Gene Therapy. From March 2001 to August 2002, Dr. Gentile was Vice President, Technology Program Management at Millennium Pharmaceuticals. At Millennium, Dr. Gentile was responsible for management of all technology platform development programs. Dr. Gentile received a B.E. degree in Chemical Engineering from The Cooper Union and a Ph.D. in Chemical

Engineering from MIT. Before working in industry, he was a post-doctoral fellow at the Swiss Federal Institute of Technology (ETH) in Zurich, Switzerland.

Jason C. Akus, M.D./M.B.A., is Vice President, Research of the investment adviser and is responsible for investment research and due diligence in the biotechnology, medical device, and diagnostic areas. Dr. Akus joined the investment adviser of the Registrant in July of 2001 after graduating from Tufts with an M.D. and M.B.A. Dr. Akus also graduated from Tufts with a B.S. in Mathematics. During medical school, Dr. Akus consulted for a variety of life sciences information technology companies.

(a)(2)       The following table lists the number and types of other accounts and assets under management in those accounts advised by the Registrant’s portfolio management team as of the end of the Registrant’s fiscal year.

	REGISTERED
	INVESTMENT
PORTFOLIO	COMPANY	ASSETS	POOLED	ASSETS	OTHER	ASSETS
MANAGER	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED	ACCOUNTS	MANAGED
Daniel R. Omstead	1	$385 million	0	0	0	0
Christopher F. Brinzey	1	$385 million	0	0	0	0
Frank T. Gentile	1	$385 million	0	0	0	0
Jason C. Akus	1	$385 million	0	0	0	0

None of the funds or other accounts are subject to a performance-based advisory fee.

Each member of the portfolio management team may perform investment management services for other accounts similar to those provided to the Registrant and the investment action for each account may differ. The portfolio management team may discover an investment opportunity that may be suitable for more than one account. However, the investment opportunity may be limited so that all accounts may not be able to fully participate or an investment opportunity or investment allocation may be allocated to just one account or may be allocated between accounts at different levels based on an investment decision made by the investment team.  The investment team may subsequently make investment decisions that result in investment levels that make the accounts more differentiated or, conversely, more closely or completely aligned.  Such investment decisions may occur within a day or two.  In addition, the investment adviser may receive different compensation from each account. In that case, the portfolio management team may have an incentive to direct investments to an account that could result in higher fees for the investment adviser. The registrant has adopted procedures designed to allocate investments fairly across multiple accounts.

Additionally, a portfolio manager may be perceived to have a conflict of interest if he has other executive management responsibilities.  In addition to managing the Registrant and HQH, Dr. Omstead is the President of the investment adviser of the Registrant.  Dr. Omstead periodically discusses the amount of time he allocates to each of his responsibilities with the Registrant’s Board of Trustees.

The portfolio management team’s management of personal accounts may also present certain conflicts of interest.  The Registrant has adopted a code of ethics designed to address these potential conflicts.

(a)(3)       As of September 30, 2006, portfolio manager compensation is comprised of a base salary and discretionary compensation as described below.

Base Salary Compensation.  The team members receive a base salary compensation linked to individual experience and responsibilities. The amount of base salary is reviewed annually.

 Discretionary Compensation.  Discretionary Compensation is in the form of a cash bonus, paid annually, which may be up to 60% of the team member’s base salary. Several factors affect discretionary compensation, which can vary by team member and circumstances. The discretionary compensation component is determined based on four factors including investment performance of accounts managed by the team relative to an appropriate benchmark and/or peer funds, performance of specific investments proposed by the individual, financial performance of the investment adviser and a qualitative assessment of the individual overall contribution to the investment team and to the investment adviser. Discretionary compensation is evaluated annually after the completion of the Registrant’s fiscal year.

(a)(4)       As of September 30, 2006, the dollar range of Registrant’s shares beneficially owned by the portfolio managers are as follows as of the end of the Registrant’s fiscal year:

PORTFOLIO MANAGER	DOLLAR RANGE OF SHARES BENEFICIALLY OWNED
Daniel R. Omstead	$50,000-$100,000
Christopher F. Brinzey	none
Frank T. Gentile	none
Jason C. Akus	none

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period (12 months)	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2005-Oct. 31, 2005)
Month #2 (Nov. 1, 2005 – Nov. 30, 2005)
Month #3 (Dec. 1, 2005 – Dec. 31, 2005)
Month #4 (Jan. 1, 2006 – Jan. 31, 2006)
Month #5 (Feb. 1, 2006 – Feb. 28, 2006)
Month #6 (Mar. 1, 2006 – Mar. 31, 2006)
Month #7 (Apr. 1, 2006 – Apr. 30, 2006)
Month #8 (May 1, 2006 – May 31, 2006)
Month #9 (June 1, 2006 – June 30, 2006)
Month #10 (Jul. 1, 2006 – Jul. 31, 2006)
Month #11 (Aug. 1, 2006 – Aug. 31, 2006)
Month #12 (Sep. 1, 2006 – Sep. 30, 2006)

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)              In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)     There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control.

ITEM 12. EXHIBITS

(a)(1)      The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto (Exhibit 1).

(a)(2)      Separate certifications of the Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 2).

(b)           Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President
Date:	December 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kathleen Eckert
Kathleen Eckert, Treasurer

Date:	December 5, 2006

* Print the name and title of each signing officer under his or her signature.